Exhibit 10.156

FOURTH SUPPLEMENTAL INDENTURE
FOURTH SUPPLEMENTAL INDENTURE (this “Fourth Supplemental Indenture”), dated as of December 2, 2013, among Endo Health Solutions Inc. (formerly known as Endo Pharmaceuticals Holdings Inc.), a Delaware corporation (the “Company”), the Guarantors (as such term is defined in the Indenture) and Wells Fargo Bank, National Association, as trustee under the Indenture referred to below (the “Trustee”).
W I T N E S S E T H
WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of June 8, 2011 (the “Base Indenture”), among the Company, the then existing Guarantors and the Trustee, which was supplemented by the first supplemental indenture, dated as of June 17, 2011 (the “First Supplemental Indenture”), the second supplemental indenture, dated as of August 16, 2011 (the “Second Supplemental Indenture”), and the third supplemental indenture, dated as of September 26, 2011 (together with the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”), each among the Company, the then existing Guarantors named therein and the Trustee related to the Company’s 7% Senior Notes due 2019 (the “Notes”);
WHEREAS, the Company has entered into the Arrangement Agreement (the “Arrangement Agreement”), dated November 5, 2013, among the Company, Sportwell Limited, a company incorporated in Ireland (“New Endo”), Sportwell II Limited, a company incorporated in Ireland, ULU Acquisition Corp., a corporation organized in Delaware and a wholly-owned indirect subsidiary of New Endo (“DE Inc.”), RDS Merger Sub, LLC, a limited liability company organized in Delaware and a wholly-owned subsidiary of DE Inc. (“Merger Sub”), 8312214 Canada Inc., a corporation incorporated under the laws of Canada, and Paladin Labs Inc., a corporation incorporated under the laws of Canada (“Paladin”);
WHEREAS, under the terms of the Arrangement Agreement, (a) New Endo will acquire Paladin pursuant to a plan of arrangement under Canadian law (the “Arrangement”) and (b) Merger Sub will merge with and into the Company, with the Company as the surviving corporation in the merger (the “Merger” and, together with the Arrangement, the “Transactions”);
WHEREAS, the Company has solicited the Holders (the “Consent Solicitation”) to direct the Trustee to execute and deliver amendments to the Indenture as set forth in Article II hereof (the “Consented Amendments”);
WHEREAS, Section 9.02 of the Indenture provides that, subject to certain exceptions inapplicable hereto, the Company and the Trustee may amend or supplement the Indenture with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (the “Requisite Consents”);
WHEREAS, in connection with the Consent Solicitation, Holders that have delivered and have not withdrawn a valid consent on a timely basis (the “Consenting Holders”) are entitled to receive a consent fee with respect to the Notes in respect of which they have validly consented, payable only if all conditions to the Consent Solicitation, including, without limitation, the closing of the Transactions, are satisfied or waived by the Company (the “Consent Fee”);

Exhibit 10.156

WHEREAS, the Company has received the Requisite Consents to effect the Consented Amendments (based on reports provided by D.F. King & Co., Inc., as information and tabulation agent in the Consent Solicitation);
WHEREAS, Section 9.01(f) of the Indenture provides that the Company, the Guarantors and the Trustee may enter into a supplemental indenture without the consent of any Holder to conform the text of the Indenture to any provision of the “Description of the Notes” section of the Offering Memorandum, to the extent that such provision in that “Description of the Notes” was intended to be a verbatim recitation of a provision of the Indenture;
WHEREAS, the Company desires to amend and supplement the Indenture as provided in Article III hereof to conform the text of the Indenture to certain provisions of the “Description of the Notes” section of the Offering Memorandum (the “Conforming Amendments”); and
WHEREAS, the execution and delivery of this Fourth Supplemental Indenture has been duly authorized by the Company and the Guarantors and all conditions and requirements necessary to make this instrument a valid and binding agreement have been duly performed and complied with.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
ARTICLE I
DEFINITIONS
SECTION 1.01.    DEFINED TERMS. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture, as supplemented and amended hereby. All definitions in the Indenture shall be read in a manner consistent with the terms of this Fourth Supplemental Indenture.
ARTICLE II
CONSENTED AMENDMENTS
SECTION 2.01.    DEFINITIONS. Section 1.01 of the Indenture is amended as follows:
a)     The following definitions are hereby inserted alphabetically into Section 1.01 of the Indenture:
“Arrangement Agreement” means that Arrangement Agreement, dated as of November 5, 2013, among the Company, New Endo, Sportwell II Limited, ULU Acquisition Corp., Merger Sub, 8312214 Canada Inc. and Paladin Labs Inc., as amended, modified or waived from time to time.
“Merger Sub” means RDS Merger Sub, LLC, a limited liability company organized in Delaware.
“New Endo” means Sportwell Limited, a company incorporated in Ireland.

Exhibit 10.156

“New Endo Transactions” means (1) the acquisition of Paladin Labs Inc. by New Endo pursuant to a plan of arrangement under Canadian Law under the terms of the Arrangement Agreement and (2) the merger of Merger Sub with and into the Company pursuant to the Arrangement Agreement.
b)     The definition of “Change of Control” is hereby amended and restated in its entirety as follows:
“Change of Control” means the occurrence of any of the following:
(1)     any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total outstanding Voting Stock of the Company;
(2)    the Company consolidates with or merges with or into any Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with or merges into or with the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where:
(v)    the outstanding Voting Stock of the Company is changed into or exchanged for Voting Stock of the surviving corporation; and
(w)    the holders of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the Voting Stock of the Company or the surviving corporation immediately after such transaction and in substantially the same proportion as before the transaction;
or
(3)    the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution other than in a transaction which complies with Section 5.01.
Notwithstanding the foregoing, a transaction will not be deemed to constitute a Change of Control if (1) the Company becomes a direct or indirect wholly owned Subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company. For the avoidance of doubt, in no event shall the New Endo Transactions constitute a Change of Control hereunder.

Exhibit 10.156

ARTICLE III
CONFORMING AMENDMENTS
SECTION 3.01.    CONFORMING AMENDMENTS.
a)     The following clause (f) is hereby inserted at the end of Section 4.14 of the Indenture:
(f)    The provisions under this Indenture relative to the Company’s obligation to make a Change of Control Offer may be waived or modified with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes.
b)     Clause (b) of the fourth paragraph of Section 9.02 of the Indenture is hereby amended and restated in its entirety as follows:
(b)    reduce the principal of or change the fixed maturity of any Note or alter or waive any of the provisions with respect to the redemption of the Notes (except as provided above with respect to Sections 3.09, 4.10 and 4.14 hereof);

ARTICLE IV
MISCELLANEOUS PROVISIONS
SECTION 4.01.    EFFECT OF FOURTH SUPPLEMENTAL INDENTURE. Except as amended hereby, all of the terms of the Indenture shall remain and continue in full force and effect and are hereby confirmed in all respects. From and after the date of this Fourth Supplemental Indenture, all references to the Indenture (whether in the Indenture or in any other agreements, documents or instruments) shall be deemed to be references to the Indenture as amended and supplemented by this Fourth Supplemental Indenture.
SECTION 4.02.    EFFECTIVENESS. This Fourth Supplemental Indenture shall become effective and binding on the Company, the Trustee and every Holder of the Notes heretofore or hereafter authenticated and delivered under the Indenture, upon the execution and delivery by the parties to this Fourth Supplemental Indenture. The Conforming Amendment shall become operative immediately upon effectiveness of the Fourth Supplemental Indenture. The Consented Amendments shall not become operative until immediately prior to the effective time of the Transactions (the “Operative Time”) and the Consented Amendments shall cease to be operative if the Transactions are not consummated or the Company does not pay the Consent Fee to the Paying Agent for the benefit of the Holders (each, a “Termination”). The Company shall give the Trustee prompt written notice of the occurrence of the Operative Time or a Termination.
SECTION 4.03.    NEW YORK LAW TO GOVERN; WAIVER OF JURY TRIAL. THIS FOURTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY, THE TRUSTEE AND EACH OF THE GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL

Exhibit 10.156

BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS FOURTH SUPPLEMENTAL INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.
SECTION 4.04.    COUNTERPARTS. The parties may sign any number of copies of this Fourth Supplemental Indenture. Each signed copy (which may be provided via facsimile or other electronic transmission) shall be an original, but all of them together represent the same agreement.
SECTION 4.05.    EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.
SECTION 4.06.    THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fourth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Guarantors.

Exhibit 10.156

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed and attested, all as of the date first above written.
COMPANY:

ENDO HEALTH SOLUTIONS INC.
By:    /s/ Rajiv De Silva
    Name: Rajiv De Silva
    Title: President and Chief Executive Officer
GUARANTORS:
ENDO PHARMACEUTICALS INC.
By:    /s/ Rajiv De Silva
    Name: Rajiv De Silva
    Title: President and Chief Executive Officer
ENDO PHARMACEUTICALS SOLUTIONS INC.
By:    /s/ Rajiv De Silva
    Name: Rajiv De Silva
    Title: President and Chief Executive Officer
ENDO PHARMACEUTICALS VALERA INC.
By:    /s/ Rajiv De Silva
    Name: Rajiv De Silva
    Title: President and Chief Executive Officer
GENERICS INTERNATIONAL (US), INC.
By:    /s/ Rajiv De Silva
    Name: Rajiv De Silva
    Title: President and Chief Executive Officer

[Signature pages to 2019 Notes Fourth Supplemental Indenture]

Exhibit 10.156

GENERICS BIDCO I, LLC

    By:    GENERICS INTERNATIONAL (US),
        INC., as its Manager

By:	/s/ Caroline B. Manogue Name: Caroline B. Manogue Title: Executive Vice President, Chief Legal Officer and Secretary
VINTAGE PHARMACEUTICALS, LLC

    By:    GENERICS INTERNATIONAL (US),
        INC., as its Manager

By:	/s/ Caroline B. Manogue Name: Caroline B. Manogue Title: Executive Vice President, Chief Legal Officer and Secretary
LEDGEMONT ROYALTY SUB LLC

    By:    ENDO PHARMACEUTICALS
        SOLUTIONS, INC., as its Manager

By:	/s/ Caroline B. Manogue Name: Caroline B. Manogue Title: Executive Vice President, Chief Legal Officer and Secretary
AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
By:    /s/ Rajiv De Silva
    Name: Rajiv De Silva
    Title: Chief Executive Officer

AMERICAN MEDICAL SYSTEMS, INC.

[Signature pages to 2019 Notes Fourth Supplemental Indenture]

Exhibit 10.156

By:    /s/ Rajiv De Silva
    Name: Rajiv De Silva
    Title: Chief Executive Officer
AMS RESEARCH CORPORATION

By:	/s/ Caroline B. Manogue Name: Caroline B. Manogue Title: Executive Vice President, Chief Legal Officer and Secretary
AMS SALES CORPORATION

By:	/s/ Caroline B. Manogue Name: Caroline B. Manogue Title: Executive Vice President, Chief Legal Officer and Secretary
LASERSCOPE

By:	/s/ Caroline B. Manogue Name: Caroline B. Manogue Title: Executive Vice President, Chief Legal Officer and Secretary
GENERICS INTERNATIONAL (US MIDCO), INC.
By:    /s/ Rajiv De Silva
    Name: Rajiv De Silva
    Title: President and Chief Executive Officer
GENERICS INTERNATIONAL (US PARENT), INC.
By:    /s/ Rajiv De Silva
    Name: Rajiv De Silva
    Title: President and Chief Executive Officer

[Signature pages to 2019 Notes Fourth Supplemental Indenture]

Exhibit 10.156

GENERICS INTERNATIONAL (US HOLDCO), INC.
By:    /s/ Rajiv De Silva
    Name: Rajiv De Silva
    Title: President and Chief Executive Officer
GENERICS BIDCO II, LLC

    By:     GENERICS INTERNATIONAL (US),
        INC., as its Manager

By:	/s/ Caroline B. Manogue Name: Caroline B. Manogue Title: Executive Vice President, Chief Legal Officer and Secretary
WOOD PARK PROPERTIES LLC

    By:     GENERICS INTERNATIONAL (US),
        INC., as its Manager

By:	/s/ Caroline B. Manogue Name: Caroline B. Manogue Title: Executive Vice President, Chief Legal Officer and Secretary
MOORES MILL PROPERTIES LLC

    By:     GENERICS INTERNATIONAL (US),
        INC., as its Manager

By:	/s/ Caroline B. Manogue Name: Caroline B. Manogue Title: Executive Vice President, Chief Legal Officer and Secretary

[Signature pages to 2019 Notes Fourth Supplemental Indenture]

Exhibit 10.156

QUARTZ SPECIALTY PHARMACEUTICALS, LLC

    By:     GENERICS INTERNATIONAL (US),
        INC., as its Manager

By:	/s/ Caroline B. Manogue Name: Caroline B. Manogue Title: Executive Vice President, Chief Legal Officer and Secretary

[Signature pages to 2019 Notes Fourth Supplemental Indenture]

Exhibit 10.156

TRUSTEE:

Wells Fargo Bank, National
Association, as Trustee
By:    /s/ Martin G. Reed
    Name:    Martin G. Reed
    Title:    Vice President

[Signature pages to 2019 Notes Fourth Supplemental Indenture]